Exhibit 10.1

SUBJECT TO FRE 408
PRIVILEGED AND CONFIDENTIAL

SECOND LIMITED WAIVER TO THE LOAN AGREEMENT
AND
AMENDMENT NO. 4 TO
FORBEARANCE AND STANDSTILL AGREEMENT

This SECOND LIMITED WAIVER TO THE LOAN AGREEMENT (as defined below) AND AMENDMENT NO. 4 TO THE FORBEARANCE AND STANDSTILL AGREEMENT (as defined below), dated as of February 29, 2016 (this “Second Waiver and Amendment”), is by and among Eagle Bulk Shipping Inc., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands (the “Borrower”), the companies party to the Loan Agreement and the Forbearance Agreement as guarantors, each a limited liability company formed and existing under the laws of the Republic of the Marshall Islands (collectively, the “Guarantors” and, together with the Borrower, the “Obligors”, and any one of them, individually, an “Obligor”), the banks and financial institutions party to the Loan Agreement as “Lenders” identified on the signature pages hereto and party to the Forbearance Agreement as “Specified Lenders” (such parties, constituting the Majority Lenders under and as defined in the Loan Agreement and all of the “Specified Lenders” under and as defined in the Forbearance Agreement, collectively, the “Specified Lenders”, and any one of them, individually, a "Specified Lender"), ABN AMRO Capital USA LLC, as agent for the Lenders (in such capacity, the “Agent”), and ABN AMRO Capital USA LLC, as security trustee for the Lenders (in such capacity, the “Security Trustee” and together with the Agent, the Specified Lenders and the Obligors, collectively, the “Parties”, and any one of them, individually, a “Party”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Specified Lenders, the other banks and financial institutions party to the Loan Agreement as “Lenders” (collectively, the “Lenders”, and together with the Agent and the Security Trustee, collectively, the “Lender Parties”, and any one of them, individually, a “Lender Party”), the Agent and the Security Trustee are parties to that certain Loan Agreement dated as of October 9, 2014 and as amended by an Amendatory Agreement dated as of August 14, 2015 (as so amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Guarantors and the Specified Lenders are party to that certain Forbearance and Standstill Agreement, dated as of January 15, 2016 (as heretofore amended, restated, supplemented or otherwise modified and in effect prior to the date hereof, including by (i) that certain Amendment No. 1 to Forbearance and Standstill Agreement, dated as of February 1, 2016, (ii) that certain Limited Waiver to the Loan Agreement and Amendment No. 2 to Forbearance and Standstill Agreement (the “First Waiver and Amendment”), dated February 9, 2016 and (iii) that certain Amendment No. 3 to Forbearance and Standstill Agreement, dated as of February 22, 2016, the “Existing Forbearance Agreement” and as modified and amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Forbearance Agreement”); and

WHEREAS, pursuant to the First Waiver and Amendment, the Agent, on behalf of and with the approval of the Majority Lenders, and the Agent and the Security Trustee in their own right, granted a temporary, limited waiver of the provisions of Clause 12.4 of the Loan Agreement (such clause, the “Minimum Liquidity Covenant”);

WHEREAS, the Borrower has requested that the Agent, on behalf of and with the approval of the Majority Lenders, and the Agent and the Security Trustee in their own right, grant a further temporary, limited waiver of the Minimum Liquidity Covenant on the terms and conditions set forth herein; and

WHEREAS, the Obligors have requested that the Specified Lenders make certain amendments to the Existing Forbearance Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, the Agent, the Security Trustee and the Specified Lenders have agreed to grant such waiver and make such amendments, as applicable, solely upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.     Defined Terms. Unless otherwise defined herein, terms defined in the Existing Forbearance Agreement or the Loan Agreement and used herein shall have the respective meanings given to them in the Existing Forbearance Agreement or the Loan Agreement, as applicable.

2.     Amendment to Recital Paragraph of the Existing Forbearance Agreement. The time and date of “6:00 a.m. (New York City time) on March 1, 2016” set forth in the sixth recital paragraph of the Existing Forbearance Agreement is hereby deleted in its entirety and “11:59 p.m. (New York City time) on March 4, 2016” is inserted in lieu thereof.

3.     Limited Waiver. Each of the Agent, on behalf of and with the approval of the Majority Lenders, and the Agent and the Security Trustee in their own right, waives the provisions set forth in Clause 12.4 of the Loan Agreement; provided, that such waiver shall cease effective immediately, without requirement of any demand, presentment, protest of any kind, all of which each of the Obligors hereby waives, upon the earlier of (i) the occurrence of the Termination Date (as defined in the Forbearance Agreement) and (ii) the Borrower’s failure, at any time, to maintain Liquidity, including all amounts on deposit with any bank, of not less than the greater of (x) $12,187,500 and (y) $276,989 per Ship (the “Temporary Minimum Liquidity”); provided, further, that (A) at least 54.87% of the Temporary Minimum Liquidity shall consist of cash held in the Liquidity Account, other than any Interest Coverage Cure Amount, and (B) not more than 45.13% of the Temporary Minimum Liquidity may be in the form of Cash Equivalents or undrawn credit lines of one or more Security Parties, in each case, with remaining maturity of at least 1 year (excluding the Revolving Credit Facility). For avoidance of doubt, (i) the availability under the Revolving Credit Facility can be used for the Temporary Minimum Liquidity calculation subject to the limitations set forth in the preceding sentence and (ii) the waiver in the preceding sentence shall amend, restate and supersede in its entirety the waiver set forth in Section 3 of the First Waiver and Amendment. Each of the Specified Lenders party hereto, collectively representing at least the Majority Lenders, hereby authorize and direct the Agent and the Security Trustee to execute, deliver and comply with the provisions of this Second Waiver and Amendment.

4.     Representations and Warranties. Each Obligor hereby represents and warrants to the Lender Parties as of the date hereof as follows:

(a)     Such Obligor (i) is duly incorporated or formed and validly existing and in good standing under the law of its jurisdiction of incorporation or formation and (ii) is duly qualified and in good standing as a foreign company in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where, in each case, the failure to so qualify or be licensed and be in good standing could not reasonably be expected to have a Material Adverse Effect or which may affect the legality, validity, binding effect or enforceability of this Second Waiver and Amendment or the Forbearance Agreement.

(b)     Such Obligor has the capacity and has taken all action, if applicable, and no consent of any person is required, for it to execute this Second Waiver and Amendment and to comply with its obligations hereunder. This Second Waiver and Amendment has been duly executed and delivered on behalf of each Obligor.

(c)     This Second Waiver and Amendment constitutes the legal, valid and binding obligations of each Obligor enforceable against it in accordance with their respective terms, subject to any relevant insolvency laws affecting creditors’ rights generally.

(d)     The execution of this Second Waiver and Amendment by each Obligor and compliance by each Obligor herewith will not result in a contravention of (i) any law or regulation, (ii) the constitutional documents of any Obligor or (iii) any contractual or other obligation or restriction which is binding on any Obligor or any of its assets.

(e)     Other than the Specified Defaults, no Potential Event of Default or Event of Default has occurred and is continuing as of the date hereof.

5.     Reaffirmation and Grant of Security Interests; Reaffirmation of Guarantee.

(a)     Each Obligor has created Security Interests in favor of the Security Trustee, on behalf of the Lenders and the Swap Banks, on the Collateral as provided in the Finance Documents. Each Obligor hereby acknowledges that it has reviewed the terms and provisions of this Second Waiver and Amendment and confirms that each Finance Document to which it is a party (or is otherwise bound by) and all Collateral encumbered thereby will continue to guarantee or secure to the fullest extent possible in accordance with the Finance Documents and applicable law, the payment and performance of the Secured Liabilities.

(b)     Each Obligor acknowledges and agrees that, except as expressly set forth in this Second Waiver and Amendment and the Forbearance Agreement, any of the Finance Documents to which it is a party or is otherwise bound by shall continue in full force and effect and that all of its obligations thereunder shall be legal, valid and binding obligations of each Obligor, enforceable against such Obligor in accordance with their terms, subject to any relevant insolvency laws affecting creditors’ rights generally, and shall not be impaired or limited by the execution or effectiveness of this Second Waiver and Amendment or the Forbearance Agreement.

(c)     By executing this Second Waiver and Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liabilities under the provisions of each Finance Document to which it is a party remain in full force and effect, and that the execution and delivery of this Second Waiver and Amendment and the Forbearance Agreement and any and all documents executed in connection herewith or therewith shall not alter, amend, reduce or modify any of its obligations or liabilities under Clause 16 of the Loan Agreement or any other provision of any Finance Documents to which it is a party.

6.     No Waivers. Other than the First Waiver and Amendment, this Second Waiver and Amendment, and the Forbearance Agreement, no settlement, agreement or understanding (A) entered into with respect to the Finance Documents or (B) purporting to amend, modify or qualify the Finance Documents or to waive any rights or obligations set forth therein shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until signed, or specifically agreed, pursuant to the terms and conditions of Clause 28.1 of the Loan Agreement.

7.     Effectiveness; Conditions Precedent. This Second Waiver and Amendment shall become effective on the date on which each of the Borrower, each of the Guarantors, each of the Specified Lenders constituting the Majority Lenders, the Agent and the Security Trustee shall have executed and delivered a copy hereof.

8.     Release. Each Obligor, each Obligor’s respective successors-in-title, legal representatives, and assignees and, to the extent the same is claimed by right of, through, or under any Obligor, their past, present, and future employees, agents, representatives, officers, directors, shareholders, and trustees, do hereby forever remise, release, and discharge each Lender Party, and each Lender Party’s respective successors-in-title, affiliates, subsidiaries, legal representatives, and assignees, past, present, and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys, and other professionals (collectively, the “Lender Group”), from any and all manner of action and actions, cause and causes of action, defenses, counterclaims, setoffs, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery, or relief (including subordination of claims) (collectively, “Claims”) on account of any loss, liability, obligation, demand, or cause of action of whatever nature relating to, arising out of, or in connection with the Loan Agreement or any other Finance Document, including, but not limited to, acts, omissions to act, actions, negotiations, discussions, and events resulting in the finalization and execution of this Second Waiver and Amendment or the Forbearance Agreement, as, among, and between the Obligors and the Lender Parties, such Claims whether now accrued and whether now known or hereafter discovered, from the beginning of time through the date hereof, and specifically including, without any limitation, any claims of liability asserted or that could have been asserted with respect to, arising out of, or in any manner whatsoever connected directly or indirectly with any “lender liability-type” claim.

9.     No Challenge. The Obligors agree that their obligations under the Finance Documents, this Second Waiver and Amendment and the Forbearance Agreement are legal, valid and binding obligations of each Obligor, enforceable against such Obligor in accordance with their terms, subject to any relevant insolvency laws affecting creditors’ rights generally.

10.     Miscellaneous.

(a)     The provisions of this Second Waiver and Amendment shall inure to the benefit of and be binding upon the Parties and their respective successors and assigns (as and to the extent assignment is permitted in accordance with the Forbearance Agreement and the Loan Agreement), and shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of law thereof. This Second Waiver and Amendment is a Finance Document. The terms of this Second Waiver and Amendment may not be changed, waived, discharged, or terminated orally, but only by an instrument or instruments in writing, signed by the Party sought to be bound. This Second Waiver and Amendment may be executed in one or more counterparts, each of which shall constitute an original. Each Party executing this Second Waiver and Amendment represents and warrants that it has the authority to do so and that the person signing on behalf of each Party has been authorized to do so.

(b)     Each of the Borrower and each Guarantor hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, and any appellate court thereof, in any action or proceeding arising out of or relating to this Second Waiver and Amendment, and each of the Borrower and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State Court or, to the extent permitted by law, in such Federal court.

(c)     This Second Waiver and Amendment shall not constitute a binding agreement unless and until all conditions precedent to the effectiveness of this Second Waiver and Amendment have been met.

(d)     Unless expressly stated herein, this Second Waiver and Amendment shall be solely for the benefit of the Parties and no other person or entity shall be a third party beneficiary hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Second Waiver and Amendment to be duly executed and delivered as of the date first above written.

EAGLE BULK SHIPPING INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands, as Borrower

By:	/S/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

[Signature Page to Limited Waiver and Amendment No. 4]

Avocet Shipping LLC

Bittern Shipping LLC

Canary Shipping LLC

Cardinal Shipping LLC

Condor Shipping LLC

Crane Shipping LLC

Crested Eagle Shipping LLC

Crowned Eagle Shipping LLC

Egret Shipping LLC

Falcon Shipping LLC

Gannet Shipping LLC

Golden Eagle Shipping LLC

Goldeneye Shipping LLC

Grebe Shipping LLC

Harrier Shipping LLC

Hawk Shipping LLC

Ibis Shipping LLC

Imperial Eagle Shipping LLC

Jaeger Shipping LLC

Jay Shipping LLC

Kestrel Shipping LLC

Kite Shipping LLC

Kittiwake Shipping LLC

Kingfisher Shipping LLC

Martin Shipping LLC

Merlin Shipping LLC

Nighthawk Shipping LLC

Oriole Shipping LLC

Osprey Shipping LLC

Owl Shipping LLC

Peregrine Shipping LLC

Petrel Shipping LLC

Puffin Shipping LLC

Redwing Shipping LLC

Roadrunner Shipping LLC

Sandpiper Shipping LLC

Shrike Shipping LLC

Skua Shipping LLC

Sparrow Shipping LLC

Stellar Eagle Shipping LLC

Tern Shipping LLC

Thrasher Shipping LLC

Thrush Shipping LLC

Woodstar Shipping LLC

Wren Shipping LLC, as Guarantors

By: /S/ Adir Katzav
Name: Adir Katzav
Title: Attorney-in-fact

[Signature Page to Limited Waiver and Amendment No. 4]

ABN AMRO CAPITAL USA LLC, as Agent and Security Trustee

By: ______________________________

Name: Rajbir Talwar | Urvashi Zutshi
Title: Director | Managing Director

[Signature Page to Limited Waiver and Amendment No. 4]

ABN AMRO CAPITAL USA LLC, as a Specified Lender

By: ______________________

Name: Rajbir Talwar

Title: Director

Urvashi Zutshi

Managing Director

[Signature Page to Limited Waiver and Amendment No. 4]

CIT BANK, N.A., as a Specified Lender

By: ______________________________
Name: Thomas Keefe
Title: Director

[Signature Page to Limited Waiver and Amendment No. 4]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Specified Lender

By: ____________________________
Name: Jerome Duval
Title: Managing Director

By: ____________________________
Name: Eden Rahman
Title: Vice President

[Signature Page to Limited Waiver and Amendment No. 4]

DEUTSCHE BANK AG FILIALE
DEUTSCHLANDGESCHÄFT, as a Specified
Lender

By: ______________________
Name:
Title:

[Signature Page to Limited Waiver and Amendment No. 4]

SKANDINAVISKA ENSKILDA BANKEN AB
(PUBL), as a Specified Lender

By: ______________________________
Name:
Title: **Arne Juell-Skielse** Helene Hellners

[Signature Page to Limited Waiver and Amendment No. 4]